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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                SCHEDULE 13E-3
                       Rule 13e-3 Transaction Statement
            (Pursuant to Section 13(e) of the Securities Exchange
                                 Act of 1934)
                               (Amendment No. 1)
                          TUESDAY MORNING CORPORATION
                               (Name of Issuer)
                      MADISON DEARBORN PARTNERS II, L.P.
                  MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                        MADISON DEARBORN PARTNERS, INC.
                               MR. LLOYD L. ROSS
                              MR. JERRY M. SMITH
                      (Name of Persons Filing Statement)
                         COMMON STOCK, $.01 PAR VALUE
                        (Title of Class of Securities)
                                   89903710
                     (CUSIP Number of Class of Securities)

       Jerry M. Smith                          Benjamin D. Chereskin
          President                                Vice President
Tuesday Morning Corporation              Madison Dearborn Partners II, L.P.
      14621 Inwood Rd.               Madison Dearborn Capital Partners II, L.P.
    Dallas, Texas  75244                   Madison Dearborn Partners, Inc.
       (972) 387-3562                        Three First National Plaza
                                               Chicago, Illinois 60602
                                                    (312) 732-5115

                                 Lloyd L. Ross
                            Chief Executive officer
                          Tuesday Morning Corporation
                               14621 Inwood Rd.
                              Dallas, Texas 75244
                                (972) 387-3562
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     (Name, Address and Telephone Number of Persons Authorized to Receive
       Notices and Communications on Behalf of Persons Filing Statement)
                                  Copies to:

          Bruce Hallet, Esq.           Carter W. Emerson, P.C.
       Crouch & Hallet, L.L.P.            Kirkland & Ellis
     717 N. Harwood Suite 1400         200 East Randolph Drive
        Dallas, TX  775201              Chicago, Illinois 60601
          (214) 953-0053                   (312) 861-2000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [_]   The filing of registration statement under the Securities Act of 1933.

c. [_]   A tender offer.

d. [_]   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                           CALCULATION OF FILING FEE
________________________________________________________________________________

          Transaction Valuation*             Amount of Filing Fee
          ---------------------              --------------------
                $314,417,070                        $62,883
________________________________________________________________________________

*The transaction valuation has been calculated by multiplying $23.88, the average of the high and low sale price for shares of Common Stock on September 19, 1997 on the Nasdaq National Market, by 13,166,544, the number of shares of Common Stock estimated to be outstanding at the time of the transaction (includes 1,248,863 underlying options to purchase shares of Common Stock).

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:                      $62,883
           Form or Registration No.:                   Schedule 14A
                 Filing Party:                  Tuesday Morning Corporation
                  Date Filed:                         September 24, 1997

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                       AMENDMENT NO. 1 TO SCHEDULE 13E-3

     This amendment to Rule 13E-3 Transaction Statement (this "Amendment") relates to the solicitation of proxies by Tuesday Morning Corporation, a Delaware corporation ("Issuer"), in connection with a Special Meeting of Issuer's stockholders at which such stockholders will be asked to consider the approval of, among other things, an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 12, 1997, by and among Madison Dearborn Partners II, L.P., a Delaware limited partnership ("Madison Dearborn"), Tuesday Morning Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Madison Dearborn ("Merger Subsidiary").

     A previous statement on Schedule 13E-3 was filed on November 3, 1997. This Amendment is being filed for the sole purpose of filing by amendment Exhibit
(b)(2), Report of SBC Warburg Dillon Read Inc., to the previous statement.



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                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                             November 10, 1997
                                   _________________________________________
                                                   (Date)


                                   MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                                   By:  Madison Dearborn Partners II, L.P.
                                   Its: General Partner
                                   By:  Madison Dearborn Partners, Inc.
                                   Its: General Partner


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President


                                   MADISON DEARBORN PARTNERS II, L.P.
                                   By:  Madison Dearborn Partners, Inc.
                                   Its:  General Partner


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President

                                   MADISON DEARBORN PARTNERS, INC


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President

                                   /s/ Lloyd L. Ross
                                   ----------------------------------------
                                   Lloyd L. Ross

                                   /s/ Jerry M. Smith
                                   ----------------------------------------
                                   Jerry M. Smith

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